DIREXION/WILSHIRE DYNAMIC FUND

Class A (DXDWX)

Class C (DXWCX)

Institutional Class (DXDIX)

A SERIES OF THE DIREXION FUNDS

Supplement dated January 16, 2015

to the Summary Prospectus dated February 28, 2014 and the

Prospectus and Statement of Additional Information (“SAI”)

each dated February 28, 2014, as supplemented August 20, 2014

The Direxion/Wilshire Dynamic Fund (the “Fund”) will close to new investments as of the close of regular trading on the New York Stock Exchange on February 6, 2015.  The Fund’s assets will be converted to cash and the Fund will no longer pursue its stated investment objectives after the close of trading on February 13, 2015 in order to pursue an orderly liquidation.  The Fund will be liquidated on February 20, 2015 (the “Liquidation Date”).

After the Liquidation Date, any shareholder who has not redeemed shares of the Fund, or exchanged them for shares of other investment series of the Direxion Funds (the “Trust”), prior to the Liquidation Date will receive a payment representing the shareholder’s proportionate interest in the net assets of the Fund as of the Liquidation Date.  Shareholders of the Fund may continue to redeem shares of the Fund on or before the Liquidation Date.  Fund shareholders who hold Class A shares will not incur the Redemption Fee of 1.00% on shares redeemed after the close of trading on February 6, 2015.  Shareholders who hold Class C shares will not incur the contingent deferred sales charge (“CDSC”) on shares redeemed after the close of trading on February 6, 2015.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged their shares.  These distributions are taxable events.  In addition, these payments to shareholders will include accrued capital gains and dividends, if any.  As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund.  Once the distributions are complete, the Fund will terminate.

Rafferty Asset Management, LLC (“Rafferty”), the Fund’s investment adviser, informed the Board of Trustees (the “Board”) of the Trust of its view that that the Fund could not continue to conduct its business and operations in an economically efficient manner over the long term due to the Fund’s inability to attract sufficient investment assets to maintain a competitive operating structure, thereby hindering its ability to operate efficiently, and recommended the Fund’s closure and liquidation to the Board.  The Board determined, after considering Rafferty’s recommendation, that it is in the best interests of the Fund and its shareholders to liquidate and terminate the Fund as described above.

For more information, please contact the Fund at (800) 851-0511.

Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.